UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 18, 2009 (December 18, 2009)

American Defense Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53092	83-0357690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 DUFFY AVENUE
HICKSVILLE, NY  11801
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (516) 390-5300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 18, 2009, American Defense Systems, Inc. (the “Company”) issued a press release announcing guidance for the first quarter of 2010 and implementation of a cost reduction program for 2010.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this current Item 7.01 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated December 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 2009

AMERICAN DEFENSE SYSTEMS, INC.

By:	/s/ Gary Sidorsky
Chief Financial Officer